UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2008

ARYX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33782	77-0456039
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6300 Dumbarton Circle Fremont, California		94555
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 585-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement.

On October 17, 2008, ARYx Therapeutics, Inc. and Lighthouse Capital Partners V, L.P. (“Lighthouse”) entered into Amendment No. 7 (the “Amendment”) to that certain Loan and Security Agreement No. 4521 dated March 28, 2005, as amended. The Amendment provides for an extension of the interest-only monthly repayment period with respect to our outstanding loan obligation of $12,211,659.97 with Lighthouse through June 30, 2009 at a stated interest rate of 9.75% per annum. Thereafter, we are obligated to repay $3,211,659.97 of the total loan obligation over a 12-month period commencing from July 1, 2009 on an amortized basis, consisting of monthly principal and interest payments, at a stated interest rate of 9.75% per annum through June 30, 2010, with a balloon interest payment of $1.2 million payable in June 2010. The remaining $9,000,000 obligation is required to be repaid over 36 months commencing from July 1, 2009 on an amortized basis, consisting of monthly principal and interest payments,  at a stated interest rate of 12.25% per annum through June 30, 2012, with a balloon interest payment of $675,000 payable in June 2012. Any mandatory or voluntary prepayment of the $9,000,000 portion of the obligation will trigger a prepayment penalty equal to 3% of the outstanding principal amount being prepaid. The other material terms of the loan and security agreement with Lighthouse remain as set forth in the original loan and security agreement, as amended, filed as Exhibit 10.19 to our Registration Statement on Form S-1, as amended (File No. 333-145813), filed with the Securities and Exchange Commission on August 30, 2007 and incorporated herein by reference.

In connection with the Amendment, we agreed to pay Lighthouse a restructure fee of $200,000 and issued Lighthouse a warrant to purchase up to 158,770 shares of our common stock. The warrant is exercisable immediately, has a five year term and an exercise price of $3.97516 per share, which is equal to the volume-weighted average closing price of our common stock as quoted on the NASDAQ Global Market over the ten consecutive trading days preceding October 17, 2008, the date of grant.

The Amendment and the warrant issued to Lighthouse are filed herewith as Exhibits 4.8 and 10.23, respectively, and are incorporated herein by reference. The foregoing description of the Amendment and the Lighthouse warrant is qualified in its entirety by reference to such exhibits.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 of this Current Report, which is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
4.8	Common Stock Purchase Warrant issued to Lighthouse Capital Partners V, L.P., dated October 17, 2008.
10.23	Amendment No. 7 to Loan and Security Agreement, by and between Lighthouse Capital Partners V, L.P. and the Registrant, dated October 17, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 23, 2008

ARYX THERAPEUTICS, INC.

By:	/s/ David Nagler
David Nagler
Vice President, Corporate Affairs and Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.8	Common Stock Purchase Warrant issued to Lighthouse Capital Partners V, L.P., dated October 17, 2008.
10.23	Amendment No. 7 to Loan and Security Agreement, by and between Lighthouse Capital Partners V, L.P. and the Registrant, dated October 17, 2008.